                                                                      10(Y)(4)13


                              FOURTH AMENDMENT TO

                          REVOLVING CREDIT, TERM LOAN

                                      AND

                               SECURITY AGREEMENT

                                  BY AND AMONG

                         PNC BANK, NATIONAL ASSOCIATION
              (AS LENDER, ADMINISTRATIVE AGENT AND LEAD ARRANGER),

                              JPMORGAN CHASE BANK
                       (AS LENDER AND SYNDICATION AGENT),

                                  THE LENDERS,

                                      AND

                                  LESCO, INC.;
                             LESCO SERVICES, INC.;
                            LESCO TECHNOLOGIES, LLC;
                                      AND
                       AIM LAWN & GARDEN PRODUCTS, INC.;
                                  (BORROWERS)





                                October 23, 2002

                      FOURTH AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT


         THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Amendment") dated as of October 23, 2002, by and among LESCO, INC., a corporation organized under the laws of the State of Ohio ("LESCO"), LESCO SERVICES, INC., a corporation organized under the laws of the State of Ohio ("LSI"), LESCO TECHNOLOGIES, LLC, a limited liability company organized under the laws of the State of Nevada ("Technologies"), and AIM LAWN & GARDEN PRODUCTS, INC., a corporation organized under the laws of the State of Ohio ("AIM"), each a "Borrower" and collectively "Borrowers"), the financial institutions which are a party hereto (collectively, the "Lenders" and individually a "Lender"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as administrative agent for Lenders (PNC, in such capacity, the "Agent"), and JPMORGAN CHASE BANK ("JPMorgan Chase"), as syndication agent for the Lenders (JPMorgan Chase, in such capacity, the "Syndication Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders, the Agent and the Syndication Agent are parties to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 14, 2002, as amended by a First Amendment thereto dated as of February 7, 2002, as further amended by a Second Amendment thereto dated as of February 25, 2002, as further amended by a Third Amendment thereto dated as of July 26, 2002 (collectively, the "Agreement").

         WHEREAS, the parties hereto desire to amend the terms of the Agreement as provided for herein.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       DEFINITIONS.

         (a) Except as otherwise amended by this Amendment, defined terms used herein shall have the meanings given to them in the Agreement.

         (b) The following definitions in Section 1.2 of the Agreement is hereby amended and restated as follows:

                  "EARNINGS BEFORE INTEREST AND TAXES" shall mean for any period the sum of (i) net income (or loss) of Borrowers on a consolidated basis for such period (excluding extraordinary gains and losses AND EXCLUDING GAINS WHICH RESULT FROM THE SALE TO THE DISPUTANTA PURCHASER OF LESCO'S ASSETS LOCATED IN DISPUTANTA, VIRGINIA PURSUANT TO THE DISPUTANTA SALES AGREEMENT), PLUS (ii) all interest expense of Borrowers on a consolidated basis for such period, PLUS
(iii) all charges against income of Borrowers on a consolidated basis for such period for federal, state and local taxes.

                  "OTHER DOCUMENTS" shall mean the Mortgage, the Note, the Questionnaire, the Patent, Trademark and Copyright Security Agreement, THE NOTE PLEDGE AGREEMENT and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by any Borrower and/or delivered to Agent or any Lender in respect of the transactions contemplated by this

         (c) The following new definitions are hereby inserted in Section 1.2 of the Agreement in alphabetical order:

                  "DISPUTANTA SALES AGREEMENT" shall mean that certain Asset Purchase Agreement dated October 24, 2002, between the Disputanta Purchaser as purchaser and LESCO as seller.

                  "DISPUTANTA NOTE" shall mean that certain promissory note dated November 4, 2002, made by the Disputanta Purchaser in favor of LESCO in the stated principal amount of $1,850,000.

                  "DISPUTANTA PURCHASER" shall mean KPAC Holdings, Inc., a Virginia corporation.

                  "NOTE PLEDGE AGREEMENT" shall mean the Note Pledge Agreement with respect to the Disputanta Note executed and delivered by LESCO to the Agent for the benefit of the Lenders.

         2. "Section 4.3 of the Agreement is hereby amended and restated in its entirety as follows:

         "4.3 DISPOSITION OF COLLATERAL. Each Borrower will safeguard and protect all Collateral for Agent's general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business, (b) the disposition or transfer for cash or cash equivalents of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than $5,000,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Agent's first priority security interest or (ii) the proceeds of which are remitted to Agent to be applied pursuant to Section 2.14, (c) the disposition or transfer for cash or cash equivalents of the Real Property located in Rocky River, Ohio and the Real Property located in Avon Lake, Ohio, and only to the extent that greater of the net proceeds of such disposition or transfer or the amounts required under Section 2.14 with respect to such Collateral are remitted to Agent to be applied pursuant to Section 2.14, and (d) THE DISPOSITION OF THE ASSETS OF LESCO LOCATED IN DISPUTANTA, VIRGINIA FOR CASH AND THE DELIVERY OF THE DISPUTANTA NOTE PURSUANT TO THE TERMS OF THE DISPUTANTA SALES AGREEMENT, PROVIDED THAT (i) LESCO AND THE DISPUTANTA PURCHASER SHALL EXECUTE AND DELIVER THE NOTE PLEDGE AGREEMENT IN FORM AND CONTENT SATISFACTORY TO THE AGENT, (ii) THE ORIGINAL OF THE DISPUTANTA NOTE SHALL BE DELIVERED TO THE AGENT PURSUANT TO THE NOTE PLEDGE AGREEMENT, (iii) LESCO SHALL COLLATERALLY ASSIGN TO THE AGENT THE SECURITY INTERESTS AND RELATED FINANCING STATEMENT(S) PURSUANT TO WHICH THE DISPUTANTA PURCHASER GRANTS IN FAVOR OF LESCO A SECURITY INTEREST IN THE ASSETS TRANSFERRED BY LESCO PURSUANT TO THE DISPUTANTA SALES AGREEMENT, (iv) LESCO SHALL PROMPTLY REPORT TO THE AGENT THE RECEIPT OF ALL

PAYMENTS MADE TO LESCO PURSUANT TO THE DISPUTANTA NOTE, (v) THE NET PROCEEDS OF SUCH SALE, INCLUDING THE CASH AND THE DISPUTANTA NOTE PAYMENTS (I.E., GROSS PROCEEDS AFTER TAXES LESS THE REASONABLE COSTS AND EXPENSES OF SUCH SALE) SHALL BE PAID TO THE AGENT WITHIN ONE (1) BUSINESS DAY OF RECEIPT BY LESCO, TO BE APPLIED TO THE TERM LOAN IN THE INVERSE ORDER OF THE MATURITIES THEREOF, AND
(vi) IN THE EVENT THAT SUCH NET PROCEEDS ARE LESS THAN $1,100,000, LESCO SHALL MAKE AN ADDITIONAL PAYMENT TO THE AGENT ON THE EARLIER OF JANUARY 13, 2005 OR A DEFAULT BY THE DISPUTANTA PURCHASER IN MAKING ANY PAYMENT UNDER THE DISPUTANTA
NOTE IN AN AMOUNT SUCH THAT TOTAL PREPAYMENTS ON THE TERM LOAN RESULTING FROM SUCH SALE ARE EQUAL TO OR GREATER THAN $1,100,000.

         3. The following new Section 7.18 is hereby inserted in the Agreement immediately following Section 7.17:

         "7.18. OTHER AGREEMENTS. Enter into any amendment or modification of the Disputanta Note or amend, modify, release or compromise the payments due thereunder; amend the Security Agreement which secures the Disputanta Note or release any collateral thereunder; or enter into any material amendment, waiver of modification of the Disputanta Sales Agreement."

         4. AGENT'S EXPENSES. The Borrowers shall pay or cause to be paid all costs and expenses accrued through the date hereof and the costs and expenses of the Agent including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

         5. FORCE AND EFFECT. Each Lender and each Borrower reconfirms and ratifies the Agreement and all Other Documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

         6. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

         7. COUNTERPARTS; EFFECTIVE DATE. This Amendment may be signed by telecopy or original in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective as of the date first above written upon its execution and delivery by the Borrowers and the Required Lenders.


                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE 1 OF 7 TO FOURTH AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.



                                        LESCO, INC.

                                        By:____________________________(SEAL)
                                        Name:________________________________
                                        Title:_________________________________



                                        LESCO SERVICES, INC.

                                        By:____________________________(SEAL)
                                        Name:________________________________
                                        Title:_________________________________



                                        LESCO TECHNOLOGIES, LLC
                                        By ________________________, its Manager
                                        By:____________________________(SEAL)
                                        Name:________________________________
                                        Title:_________________________________



                                        AIM LAWN & GARDEN PRODUCTS, INC.

                                        By:____________________________(SEAL)
                                        Name:________________________________
                                        Title:_________________________________

                  [SIGNATURE PAGE 2 OF 7 TO FOURTH AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

                                By:___________________________________
                                Name:________________________________
                                Title:_________________________________

                  [SIGNATURE PAGE 3 OF 7 TO FOURTH AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                JPMORGAN CHASE BANK, as a Lender and as
                                Syndication Agent

                                By:___________________________________
                                Name:________________________________
                                Title:_________________________________

                  [SIGNATURE PAGE 4 OF 7 TO FOURTH AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                      COMERICA BANK


                                      By: _____________________________
                                      Name: ___________________________
                                      Title: __________________________

                  [SIGNATURE PAGE 5 OF 7 TO FOURTH AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                     U.S. BANK NATIONAL ASSOCIATION


                                     By: ______________________________
                                     Name: ___________________________
                                     Title: ____________________________

                  [SIGNATURE PAGE 6 OF 7 TO FOURTH AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                     By: ______________________________
                                     Name: ___________________________
                                     Title: ____________________________

                  [SIGNATURE PAGE 7 OF 7 TO FOURTH AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                        LASALLE BUSINESS CREDIT, INC.


                                        By: _______________________________
                                        Name: _____________________________
                                        Title: ____________________________